Acquisitions - Aggregate Purchase Price (Detail) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2013	Jan. 31, 2012	Jul. 27, 2010 Intevras Technologies	Oct. 22, 2010 Bencor	Jan. 31, 2011 Intevras and Bencor
Business Acquisition [Line Items]
Cash purchase price			$ 5,500	$ 32,073	$ 37,573
Contingent consideration			1,100		1,100
Total purchase price			6,600	32,073	38,673
Escrow deposits	$ 2,861	$ 443	$ 550	$ 3,000	$ 3,550